Prospectus Supplement

DIMENSIONAL INVESTMENT GROUP INC.
DFA International Value Portfolio IV

April 11, 2017

The purpose of this supplement to the Prospectus, dated February 28, 2017, of the DFA International Value Portfolio IV (the "Portfolio"), a series of Dimensional Investment Group Inc. (the "Fund"), is to notify you that on March 22, 2017, the Board of Directors of the Fund approved certain actions to liquidate and terminate the Portfolio based upon information provided by Dimensional Fund Advisors LP, the Portfolio's investment adviser.  The Portfolio is no longer accepting investments and the liquidation is expected to be completed on or about April 12, 2017.